Fees Summary	Aug. 04, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 21,434.00
Total Fee Amount	21,434.00
Total Transaction Valuation	140,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00